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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 17, 2006
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                          American Holding Investments
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             (Exact name of registrant as specified in its charter)

     Las Vegas, Nevada                 000-29933                   77-0434471
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

     221 N. Rampart Blvd. Las Vegas Nevada                         89145
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     (Address of Principal Executive Officers)                  (Zip Code)

        Registrant's telephone number, including area code: 702-569-7331
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                  221 N. Rampart Blvd. Las Vegas Nevada 89145
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [X] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 9

Dear Shareholder:

In our initial communication to you we advised you of the Annual Meeting of Shareholders to be held on December 20, 2005 at the offices of the Company. This letter is to bring you up to date on the Company's activities.

At the Annual Meeting, the shareholders elected 5 directors, William R. Barber, Michael Savage, Hardy L. Thomas, Edward Price and William J. Barber. The directors thereafter elected William R. Barber as President and Treasurer and Hardy L. Thomas as Secretary of the Company.

Since the Annual Meeting, management has undertaken preparation of delinquent periodic reports on the operations of the Company for filing with the Securities Exchange Commission ("SEC") with the intention of being re-listed on the Bulletin Board of NASDAQ. We have completed preparation of the reports and have been working with an independent accounting firm to review and audit the reports, as required for their filing with the SEC. We expect to have the review and audits completed in September and to file with SEC shortly thereafter. Upon filing of the reports, the Company will be eligible to trade on the Bulletin Board.

We wish to inform you of several other matters which have come to our attention during our review of the Company's operations. In February, we were made aware of a $300,000 arbitration award in Lebanon against the Company in favor of Mr. Khaled Ben Suleiman Ben Ibrahim Al Salloum ("Salloum"). Mr. Salloum has since obtained a judgment in the United States in the State of California.

The Company had identified a profitable company with a viable business which we believe represented an opportunity to enhance shareholder value. The Company had negotiated the terms of an agreement to acquire this company on favorable terms, but because of the judgment has been unable to consummate the transaction.

We invite you to communicate with management your considerations and interests in the Company.
                                   Yours Truly,



                                   William R. Barber, President



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2006



                                  By: /s/ William Barber
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                                      William Barber
                                      Chief Financial Officer